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                            SUPPLEMENT TO PROSPECTUS
         FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
               SEPARATE ACCOUNT A (FORMERLY NASL VARIABLE ACCOUNT)
                                DATED MAY 1, 1997

NEW INVESTMENT PORTFOLIOS

Effective October 13, 1997, three new investment portfolios will be added to the variable portion of your contract. Each new portfolio is a series of Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds"). The new portfolios are not available for investment for Ven 1 and Ven 3 contract owners. Set forth below is a brief description of each portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to that portfolio.

The portfolios are only available through certain broker dealer firms. Please call your broker dealer representative for eligibility.

                        INVESTMENT OBJECTIVE AND POLICIES

Merrill Lynch Special Value Focus Fund. The investment objective of the Merrill Lynch Special Value Focus Fund is long-term capital growth. Merrill Lynch Asset Management, L.P. ("MLAM") manages the Merrill Lynch Special Value Focus Fund and seeks to achieve this investment objective by investing primarily in common shares of small companies and emerging growth companies regardless of size.

Merrill Lynch Basic Value Focus Fund. The investment objective of the Merrill Lynch Basic Value Focus Fund is capital appreciation and secondarily income. MLAM manages the Merrill Lynch Basic Value Focus Fund and seeks to achieve this investment objective by investing in securities, primarily equities, that management of the portfolio believes are undervalued and therefore represent basic investment value.

Merrill Lynch Developing Capital Markets Focus Fund. The investment objective of the Merrill Lynch Developing Capital Markets Focus Fund is long-term capital appreciation. MLAM manages the Merrill Lynch Developing Capital Markets Focus Fund and will pursue this objective by investing in securities, principally equities, of issuers in countries having smaller capital markets.

For more information on the new portfolios and their investment adviser, see the Merrill Variable Funds' prospectus dated September 12, 1997.

                              FEE TABLE AND EXAMPLE

The Contract Owner or owner (collectively, "Contract Owner") Transaction Expenses, Annual Contract Fee and Separate Account Annual Expenses are as set forth in the current Fee Table with respect to existing portfolios. Annual Expenses and Example are amended to include the following portfolios:

Annual Expenses
(as a percentage of average net assets)

                                                       Management                     Other         Total Company
                                                        Expenses     12b-1 Fees     Expenses       Annual Expenses
                                                        --------     ----------     --------       ---------------
Merrill Lynch Special Value Focus Fund                    0.75%          0.15%        0.04%*             0.94%
Merrill Lynch Basic Value Focus Fund                      0.60%          0.15%        0.04%*             0.79%
Merrill Lynch Developing Capital Markets Focus Fund       1.00%          0.15%        0.25%*             1.40%

*Based on estimates of payments to be made during the current fiscal year.






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MLAM and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement
Agreement that limits the operating expenses paid by each portfolio in a given year to 1.25 % of its average net assets. This Reimbursement Agreement is expected to remain in effect for the current year. Pursuant to the Reimbursement Agreement, the Developing Capital Markets Focus Fund was reimbursed for a portion of its operation expenses for 1996. Absent the reimbursement, "Other Expenses" for this portfolio would have been 0.31%. Expenses shown for all other portfolios do not reflect any reimbursement under the Reimbursement Agreement.






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EXAMPLE

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner surrendered the contract at the end of the applicable time period:

                   Portfolio                           1 Year         3 Years
                   ---------                           ------         -------

Merrill Lynch Special Value Focus Fund                   $80            $125

Merrill Lynch Basic Value Focus Fund                     $79            $120

Merrill Lynch Developing Capital Markets Focus Fund      $84            $138

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

                   Portfolio                           1 Year         3 Years
                   ---------                           ------         -------

Merrill Lynch Special Value Focus Fund                   $25            $76

Merrill Lynch Basic Value Focus Fund                     $23            $71

Merrill Lynch Developing Capital Markets Focus Fund      $29            $89

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

Merrill Lynch Variable Series Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, with the exception of the Developing Capital Markets Focus Fund which is non-diversified so that it may invest more than 5% of its assets in issuers in countries having smaller capital markets. Merrill Variable Funds receive investment advisory services from Merrill Lynch Asset Management, L.P.

A full description of Merrill Variable Funds, including the investment objectives, policies and restrictions of each portfolio is contained in Merrill Variable Funds' prospectus and should be read by a prospective purchaser before investing. Shares of Merrill Variable Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

PLEASE NOTE THE MERRILL VARIABLE FUNDS ARE NOT AVAILABLE FOR ERISA GOVERNED
PLANS.

                        SUPPLEMENT DATED OCTOBER 13, 1997